John Hancock Limited-Term Government Fund

                            Supplement to Prospectus


On September 9, 1997, the Trustees of the John Hancock Limited-Term Government Fund (the "Fund") voted to recommend that the shareholders approve a tax-free reorganization of the Fund, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on November 12, 1997, the Fund would transfer all of its assets and liabilities to John Hancock Intermediate Maturity Government Fund ("Intermediate Maturity Government Fund") in a tax-free exchange for shares of equal value of Intermediate Maturity Government Fund. Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus which is scheduled to be mailed to shareholders during the last week of September, 1997.

Effective September 17, 1997, John Hancock Limited-Term Government Fund will be closed to all new accounts.


September 10, 1997

220PS 9/97